EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8
(File No. 33-57075).





                                                 Arthur Andersen LLP








Chicago, Illinois
March 24, 1996